Exhibit 99.2
Johnson & Johnson and subsidiaries
Supplementary sales data

(Unaudited; Dollars in Millions)	FIRST QUARTER
			Percent Change
Sales to customers by geographic area	2025	2024	Total	Operations	Currency
U.S.	$12,305	11,620	5.9%	5.9	—
Europe	5,110	5,163	(1.0)	2.2	(3.2)
Western Hemisphere excluding U.S.	1,167	1,194	(2.3)	9.2	(11.5)
Asia-Pacific, Africa	3,311	3,406	(2.8)	(0.6)	(2.2)
International	9,588	9,763	(1.8)	2.1	(3.9)
Worldwide	$21,893	21,383	2.4%	4.2	(1.8)

Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and subsidiaries
Supplementary sales data

(Unaudited; Dollars in Millions)	FIRST QUARTER
			Percent Change
Sales to customers by segment of business	2025	2024	Total	Operations	Currency
Innovative Medicine
U.S.	$8,092	7,612	6.3%	6.3	—
International	5,781	5,950	(2.9)	1.5	(4.4)
	13,873	13,562	2.3	4.2	(1.9)
MedTech
U.S.	4,213	4,008	5.1	5.1	—
International	3,807	3,813	(0.2)	3.0	(3.2)
	8,020	7,821	2.5	4.1	(1.6)
U.S.	12,305	11,620	5.9	5.9	—
International	9,588	9,763	(1.8)	2.1	(3.9)
Worldwide	$21,893	21,383	2.4%	4.2	(1.8)
Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and subsidiaries
Condensed consolidated statement of earnings

(Unaudited; in Millions Except Per Share Figures)	FIRST QUARTER
	2025		2024		Percent Increase (Decrease)
	Amount	Percent to Sales	Amount	Percent to Sales
Sales to customers	$21,893	100.0	$21,383	100.0	2.4
Cost of products sold	7,357	33.6	6,511	30.4	13.0
Gross Profit	14,536	66.4	14,872	69.6	(2.3)
Selling, marketing and administrative expenses	5,112	23.3	5,257	24.6	(2.8)
Research and development expense	3,225	14.7	3,542	16.6	(8.9)
Interest (income) expense, net	(128)	(0.6)	(209)	(1.0)
Other (income) expense, net	(7,321)	(33.4)	2,404	11.2
Restructuring	17	0.1	164	0.8
Earnings before provision for taxes on income	13,631	62.3	3,714	17.4	267.0
Provision for taxes on income	2,632	12.1	459	2.2	473.4
Net earnings	$10,999	50.2	$3,255	15.2	237.9

Net earnings per share (Diluted)	$4.54		$1.34		238.8

Average shares outstanding (Diluted)	2,423.8		2,430.1

Effective tax rate	19.3%		12.4%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$8,011	36.6	$7,877	36.8	1.7
Net earnings	$6,706	30.6	$6,580	30.8	1.9
Net earnings per share (Diluted)	$2.77		$2.71		2.2
Effective tax rate	16.3%		16.5%
(1) See Reconciliation of Non-GAAP Financial Measures.
(A)    NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant gains from divestitures, significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, significant gains from divestitures, the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and subsidiaries
Reconciliation of non-GAAP financial measures

	First Quarter
(Dollars in Millions Except Per Share Data)	2025	2024
Net Earnings, after tax- as reported	$10,999	$3,255

Pre-tax Adjustments
Litigation related	(6,966)	2,726
Intangible Asset Amortization expense	1,120	1,078
Restructuring related [1]	55	171
Acquisition, integration and divestiture related	132	148
(Gains)/losses on securities	39	(20)
Medical Device Regulation	—	51
COVID-19 Vaccine related costs	—	9

Tax Adjustments
Tax impact on special item adjustments [2]	1,315	(856)
Tax legislation and other tax related	12	18
Adjusted Net Earnings, after tax	$6,706	$6,580
Average shares outstanding (Diluted)	2,423.8	2,430.1
Adjusted net earnings per share (Diluted)	$2.77	$2.71
Operational adjusted net earnings per share (Diluted)	$2.81
Notes:
1In fiscal 2023, the company completed a prioritization of its research and development (R&D) investment within the Innovative Medicine segment to focus on the most promising medicines with the greatest benefit to patients. This resulted in the exit of certain programs within therapeutic areas. The R&D program exits are primarily in infectious diseases and vaccines including the discontinuation of its respiratory syncytial virus (RSV) adult vaccine program, hepatitis and HIV development. The restructuring expenses of $144 million in the fiscal first quarter of 2024 include the termination of partnered and non-partnered program costs and asset impairments. This program was completed in Q4 2024.
In fiscal 2023, the company initiated a restructuring program of its Orthopaedics franchise within the MedTech segment to streamline operations by exiting certain markets, product lines and distribution network arrangements. The restructuring expenses of $55 million in the fiscal first quarter of 2025 and $27 million in the fiscal first quarter of 2024 primarily includes costs related to market and product exits.
2The tax impact related to special item adjustments reflects the current and deferred income taxes associated with the above pre-tax special items in arriving at adjusted earnings.

Johnson & Johnson and subsidiaries
Reconciliation of non-GAAP financial measures
Adjusted operational sales growth(A)
First quarter 2025 actual vs. 2024 actual

Segments
	Innovative Medicine	MedTech	Total
WW As Reported	2.3%	2.5%	2.4%
U.S.	6.3%	5.1%	5.9%
International	(2.9%)	(0.2%)	(1.8%)

WW Currency	(1.9)	(1.6)	(1.8)
U.S.	—	—	—
International	(4.4)	(3.2)	(3.9)

WW Operational	4.2%	4.1%	4.2%
U.S.	6.3%	5.1%	5.9%
International	1.5%	3.0%	2.1%

Shockwave		(3.3)	(1.2)
U.S.		(5.1)	(1.8)
International		(1.4)	(0.5)

All Other Acquisitions and Divestitures (A&D)	0.2	0.5	0.3
U.S.	0.0	0.9	0.3
International	0.4	0.2	0.3

WW Adjusted Operational Ex A&D	4.4%	1.3%	3.3%
U.S.	6.3%	0.9%	4.4%
International	1.9%	1.8%	1.9%
Note: Percentages are based on actual, non-rounded figures and may not sum
(A)    NON-GAAP FINANCIAL MEASURE “Adjusted operational sales growth" excludes acquisitions, divestitures and translational currency and is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the variable nature of acquisitions and divestitures, and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson
Segment sales
(Dollars in Millions)

	FIRST QUARTER
			% Change
	2025	2024	Reported	Operational(1)	Currency
INNOVATIVE MEDICINE SEGMENT(2)
ONCOLOGY
US	$3,013	2,383	26.4%	26.4%	—%
Intl	2,664	2,430	9.6	14.4	(4.8)
WW	5,678	4,814	17.9	20.4	(2.5)

CARVYKTI
US	318	140	*	*	—
Intl	51	16	*	*	*
WW	369	157	*	*	*

DARZALEX
US	1,829	1,464	24.9	24.9	—
Intl	1,409	1,228	14.7	19.8	(5.1)
WW	3,237	2,692	20.3	22.5	(2.2)

ERLEADA
US	292	285	2.5	2.5	—
Intl	479	404	18.5	23.1	(4.6)
WW	771	689	11.9	14.6	(2.7)

IMBRUVICA
US	235	265	(11.5)	(11.5)	—
Intl	474	518	(8.5)	(4.2)	(4.3)
WW	709	784	(9.5)	(6.7)	(2.8)

RYBREVANT / LAZCLUZE(3)
US	113	36	*	*	—
Intl	28	11	*	*	*
WW	141	47	*	*	*

TALVEY(3)
US	68	50	35.2	35.2	—
Intl	18	8	*	*	*
WW	86	58	48.4	50.2	(1.8)

TECVAYLI
US	105	101	4.9	4.9	—
Intl	46	33	38.8	45.9	(7.1)
WW	151	133	13.3	15.0	(1.7)

ZYTIGA / abiraterone acetate
US	7	9	(24.3)	(24.3)	—
Intl	118	172	(31.3)	(28.5)	(2.8)
WW	125	181	(30.9)	(28.3)	(2.6)

OTHER ONCOLOGY(3)
US	47	33	42.9	42.9	—
Intl	42	41	4.6	10.1	(5.5)
WW	89	73	21.7	24.7	(3.0)

See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	FIRST QUARTER
			% Change
	2025	2024	Reported	Operational(1)	Currency
INNOVATIVE MEDICINE SEGMENT(2)(Continued)
IMMUNOLOGY
US	$2,196	2,453	(10.5)%	(10.5)%	—%
Intl	1,510	1,794	(15.8)	(11.5)	(4.3)
WW	3,707	4,247	(12.7)	(10.9)	(1.8)

REMICADE
US	314	266	18.1	18.1	—
US Exports(4)	10	27	(64.2)	(64.2)	—
Intl	143	141	1.3	6.8	(5.5)
WW	467	434	7.5	9.3	(1.8)

SIMPONI / SIMPONI ARIA
US	292	254	14.8	14.8	—
Intl	366	299	22.4	29.7	(7.3)
WW	659	554	18.9	22.9	(4.0)

STELARA
US	981	1,396	(29.8)	(29.8)	—
Intl	644	1,055	(38.9)	(35.8)	(3.1)
WW	1,625	2,451	(33.7)	(32.3)	(1.4)

TREMFYA
US	599	509	17.6	17.6	—
Intl	356	299	19.2	24.4	(5.2)
WW	956	808	18.2	20.1	(1.9)

OTHER IMMUNOLOGY
US	1	0	*	*	—
Intl	0	0	—	—	—
WW	1	0	*	*	—

NEUROSCIENCE
US	968	1,054	(8.1)	(8.1)	—
Intl	679	749	(9.3)	(5.5)	(3.8)
WW	1,647	1,803	(8.6)	(7.0)	(1.6)

CONCERTA / methylphenidate
US	38	41	(7.4)	(7.4)	—
Intl	110	136	(18.9)	(15.2)	(3.7)
WW	148	177	(16.3)	(13.4)	(2.9)

INVEGA SUSTENNA / XEPLION / INVEGA TRINZA / TREVICTA
US	625	765	(18.2)	(18.2)	—
Intl	277	292	(4.9)	(1.1)	(3.8)
WW	903	1,056	(14.5)	(13.5)	(1.0)

SPRAVATO
US	276	191	45.0	45.0	—
Intl	43	34	25.0	31.7	(6.7)
WW	320	225	41.9	42.9	(1.0)

OTHER NEUROSCIENCE
US	28	58	(50.6)	(50.6)	—
Intl	248	287	(13.4)	(9.8)	(3.6)
WW	277	345	(19.6)	(16.7)	(2.9)
See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	FIRST QUARTER
			% Change
	2025	2024	Reported	Operational(1)	Currency
INNOVATIVE MEDICINE SEGMENT(2)(Continued)

PULMONARY HYPERTENSION
US	$744	766	(2.9)%	(2.9)%	—%
Intl	281	283	(0.6)	3.2	(3.8)
WW	1,025	1,049	(2.3)	(1.2)	(1.1)

OPSUMIT / OPSYNVI(3)
US	363	356	2.1	2.1	—
Intl	159	169	(6.0)	(2.5)	(3.5)
WW	522	524	(0.5)	0.6	(1.1)

UPTRAVI
US	365	392	(6.9)	(6.9)	—
Intl	86	76	13.4	17.5	(4.1)
WW	451	468	(3.6)	(2.9)	(0.7)

OTHER PULMONARY HYPERTENSION (3)
US	15	18	(12.7)	(12.7)	—
Intl	37	39	(4.6)	(0.3)	(4.3)
WW	52	56	(7.2)	(4.3)	(2.9)

INFECTIOUS DISEASES
US	315	324	(2.8)	(2.8)	—
Intl	487	497	(1.9)	1.9	(3.8)
WW	802	821	(2.2)	0.1	(2.3)

EDURANT / rilpivirine
US	8	8	(1.3)	(1.3)	—
Intl	350	315	11.0	14.7	(3.7)
WW	358	323	10.7	14.3	(3.6)

PREZISTA / PREZCOBIX / REZOLSTA / SYMTUZA
US	305	314	(2.9)	(2.9)	—
Intl	98	104	(6.2)	(0.6)	(5.6)
WW	403	418	(3.7)	(2.3)	(1.4)

OTHER INFECTIOUS DISEASES(3)
US	2	2	7.7	7.7	—
Intl	39	77	(48.8)	(47.0)	(1.8)
WW	41	78	(47.6)	(45.9)	(1.7)
See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	FIRST QUARTER
			% Change
	2025	2024	Reported	Operational(1)	Currency
INNOVATIVE MEDICINE SEGMENT(2)(Continued)

CARDIOVASCULAR / METABOLISM / OTHER
US	$855	631	35.4%	35.4%	—%
Intl	158	197	(19.7)	(15.3)	(4.4)
WW	1,013	829	22.3	23.4	(1.1)

XARELTO
US	690	518	33.3	33.3	—
Intl	—	—	—	—	—
WW	690	518	33.3	33.3	—

OTHER
US	165	114	45.0	45.0	—
Intl	158	197	(19.7)	(15.3)	(4.4)
WW	323	311	3.9	6.7	(2.8)

TOTAL INNOVATIVE MEDICINE
US	8,092	7,612	6.3	6.3	—
Intl	5,781	5,950	(2.9)	1.5	(4.4)
WW	$13,873	13,562	2.3%	4.2%	(1.9)%
See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	FIRST QUARTER
			% Change
	2025	2024	Reported	Operational(1)	Currency
MEDTECH SEGMENT(2)
CARDIOVASCULAR
US	$1,261	1,025	23.0%	23.0%	—%
Intl	842	781	7.8	10.7	(2.9)
WW	2,103	1,806	16.4	17.7	(1.3)

ELECTROPHYSIOLOGY
US	684	692	(1.1)	(1.1)	—
Intl	638	652	(2.0)	0.7	(2.7)
WW	1,323	1,344	(1.6)	(0.2)	(1.4)

ABIOMED
US	339	303	11.9	11.9	—
Intl	81	67	19.7	23.6	(3.9)
WW	420	371	13.3	14.0	(0.7)

SHOCKWAVE(5)
US	206	—	*	*	—
Intl	52	—	*	*	—
WW	258	—	*	*	—

OTHER CARDIOVASCULAR
US	32	30	7.1	7.1	—
Intl	72	62	15.1	17.4	(2.3)
WW	103	92	12.5	14.1	(1.6)

ORTHOPAEDICS
US	1,384	1,448	(4.4)	(4.4)	—
Intl	857	892	(3.9)	(0.9)	(3.0)
WW	2,241	2,340	(4.2)	(3.1)	(1.1)

HIPS
US	263	270	(2.5)	(2.5)	—
Intl	146	152	(4.0)	(0.8)	(3.2)
WW	409	422	(3.1)	(1.9)	(1.2)

KNEES
US	231	242	(4.3)	(4.3)	—
Intl	158	160	(1.0)	2.1	(3.1)
WW	389	401	(3.0)	(1.7)	(1.3)

TRAUMA
US	502	504	(0.5)	(0.5)	—
Intl	270	261	3.7	7.2	(3.5)
WW	772	765	0.9	2.1	(1.2)

SPINE, SPORTS & OTHER
US	388	432	(10.2)	(10.2)	—
Intl	283	320	(11.6)	(8.9)	(2.7)
WW	671	752	(10.8)	(9.7)	(1.1)
See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	FIRST QUARTER
			% Change
	2025	2024	Reported	Operational(1)	Currency
MEDTECH SEGMENT(2)(Continued)
SURGERY
US	$1,002	987	1.5%	1.5%	—%
Intl	1,394	1,429	(2.5)	0.8	(3.3)
WW	2,396	2,416	(0.8)	1.1	(1.9)

ADVANCED
US	457	446	2.7	2.7	—
Intl	616	641	(4.0)	(1.0)	(3.0)
WW	1,073	1,087	(1.2)	0.5	(1.7)

GENERAL
US	544	542	0.5	0.5	—
Intl	778	788	(1.2)	2.3	(3.5)
WW	1,323	1,330	(0.5)	1.6	(2.1)

VISION
US	566	547	3.4	3.4	—
Intl	713	710	0.4	3.9	(3.5)
WW	1,279	1,258	1.7	3.7	(2.0)

CONTACT LENSES / OTHER
US	452	438	3.1	3.1	—
Intl	467	472	(1.1)	2.4	(3.5)
WW	919	910	1.0	2.7	(1.7)

SURGICAL
US	114	110	4.3	4.3	—
Intl	246	238	3.4	7.1	(3.7)
WW	361	348	3.7	6.2	(2.5)

TOTAL MEDTECH
US	4,213	4,008	5.1	5.1	—
Intl	3,807	3,813	(0.2)	3.0	(3.2)
WW	$8,020	7,821	2.5%	4.1%	(1.6)%
Note: Column and rows within tables may not add due to rounding. Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.
*    Percentage greater than 100% or not meaningful
(1)Operational growth excludes the effect of translational currency
(2)Unaudited
(3)See Supplemental Sales Information Schedule
(4)Reported as U.S. sales
(5)Acquired on May 31, 2024

Supplemental sales information (unaudited)
(Dollars in Millions)

	2023	2024				2024
	Full Year	Q1	Q2	Q3	Q4	Full Year
INNOVATIVE MEDICINE SEGMENT

ONCOLOGY

RYBREVANT / LAZCLUZE
US	$66	36	52	68	101	257
INTL	27	11	17	21	21	70
WW	93	47	69	89	122	327

TALVEY
US	56	50	59	64	68	241
INTL	7	8	9	12	17	46
WW	63	58	69	75	85	287

OTHER ONCOLOGY
US	93	33	37	36	39	145
INTL	235	41	45	50	36	172
WW	328	73	83	86	75	317

PULMONARY HYPERTENSION
OPSUMIT / OPSYNVI
US	1,292	356	376	417	408	1,557
INTL	681	169	171	166	162	668
WW	1,973	524	548	583	570	2,225

OTHER PULMONARY HYPERTENSION
US	79	18	17	21	19	75
INTL	182	39	49	39	38	165
WW	260	56	67	60	57	240

INFECTIOUS DISEASES
OTHER INFECTIOUS DISEASES (1)
US	19	2	5	3	1	11
INTL	1,395	77	227	54	43	401
WW	$1,414	78	233	56	45	412
Note: Columns and rows within tables may not add due to rounding
(1) Other Infectious Diseases is inclusive of COVID-19 Vaccine sales, which were previously disclosed separately